Exhibit 99.1

Investor Relations Contact:
Shanye Hudson, (510) 661-1714
shanye.hudson@seagate.com

Media Contact:
Gregory Belloni, (415) 235-9092
gregory.belloni@seagate.com

SEAGATE TECHNOLOGY REPORTS FISCAL FIRST QUARTER 2021 FINANCIAL RESULTS
–Revenue of $2.31 billion
–GAAP operating margin of 10.8%; non-GAAP operating margin of 12.7%
–GAAP diluted earnings per share (EPS) of $0.86; non-GAAP diluted EPS of $0.93
–Cash flow from operations of $297 million and free cash flow of $186 million
–Raised the quarterly cash dividend by 3% to $0.67 per share
–Approved a $3 billion increase to the share repurchase authorization, bringing the available amount to $4.2 billion

FREMONT, CA - October 22, 2020 - Seagate Technology plc (NASDAQ: STX) (the “Company” or “Seagate”) today reported financial results for its fiscal first quarter ended October 2, 2020.

"Seagate delivered solid September quarter results supported by strong recovery in the video and image applications market and healthy cloud data center demand, which drove double digit year-over-year revenue growth for our mass capacity storage solutions. We see indications for Enterprise demand to improve and we expect this to continue as the broader markets gradually recover, supporting our positive December quarter outlook and reinforcing our revenue expectations for the fiscal year," said Dave Mosley, Seagate’s chief executive officer.

"Demand for data continues to explode, even through this current period of market uncertainty. As a leader in mass data management, Seagate is executing a technology roadmap focused on helping customers put their valuable data to work. We are on track to ship our first HAMR drives for revenue in December, which is an important industry milestone to support the growing need for mass capacity storage. We also have introduced CORTX, an open-source, object-storage software, along with Lyve Rack that together offer enterprises a simple, secure and efficient way to manage massive volumes of data. These developments illustrate our confidence in identifying and capturing future growth opportunities, and we are further underscoring the confidence in our strategy and long-term cash generation abilities with a 3% increase in our quarterly dividend and a $3 billion increase to our existing share repurchase authorization."

Quarterly Financial Results

	GAAP		Non-GAAP
	FQ1 2021	FQ1 2020	FQ1 2021	FQ1 2020
Revenue ($M)	$2,314	$2,578	$2,314	$2,578
Gross Margin	25.8%	26.0%	26.5%	26.7%
Operating Margin	10.8%	10.6%	12.7%	12.8%
Net Income ($M)	$223	$200	$242	$278
Diluted Earnings Per Share	$0.86	$0.74	$0.93	$1.03

The Company generated $297 million in cash flow from operations and $186 million in free cash flow during the fiscal first quarter 2021. Seagate maintained a healthy balance sheet and during the fiscal first quarter 2021, the Company paid cash dividends of $167 million and repurchased 1.5 million ordinary shares for $68 million. Cash and cash equivalents totaled $1.7 billion at the end of the quarter. There were 258 million ordinary shares issued and outstanding as of the end of the quarter.

All periods presented exclude share-based compensation from non-GAAP results. For a detailed reconciliation of GAAP to non-GAAP results, see accompanying financial tables.

Seagate has issued a Supplemental Financial Information document, which is available on Seagate’s Investor Relations website at investors.seagate.com.

Quarterly Cash Dividend
The Board of Directors of the Company (the “Board”) declared a quarterly cash dividend of $0.67 per share, which will be payable on January 6, 2021 to shareholders of record as of the close of business on December 23, 2020. The payment of any future quarterly dividends will be at the discretion of the Board and will be dependent upon Seagate’s financial position, results of operations, available cash, cash flow, capital requirements, distributable reserves, and other factors deemed relevant by the Board.

Business Outlook
The business outlook for the fiscal second quarter 2021 is based on our current assumptions and expectations; actual results may differ materially, as a result of, among other things, the important factors discussed in the Cautionary Note Regarding Forward-Looking Statements section of this release.

The Company is providing the following guidance for its fiscal second quarter 2021:
•Revenue of $2.55 billion, plus or minus $200 million
•Non-GAAP diluted EPS of $1.10, plus or minus $0.15

Guidance regarding non-GAAP diluted EPS excludes known charges related to amortization of acquired intangible assets of $0.01 per share, estimated share-based compensation expenses of $0.12 per share and restructuring costs of $0.01 per share.

We have not reconciled our non-GAAP diluted EPS guidance for fiscal second quarter 2021 to the most directly comparable GAAP measure because material items that may impact these measures are out of our control and/or cannot be reasonably predicted, including, but not limited to, accelerated depreciation, impairment and other charges related to cost saving efforts, restructuring charges, strategic investment losses or impairment recognized, income tax adjustments on these measures, and other charges or benefits that may arise. The amounts of these measures are not currently available, but may be material to future results. A reconciliation of the non-GAAP diluted EPS guidance for fiscal second quarter 2021 to the corresponding GAAP measures is not available without unreasonable effort. A reconciliation of our historical non-GAAP financial measures to their nearest GAAP equivalent is contained in this release.

Share Repurchase Authorization
The available portion of Seagate’s share repurchase authority now amounts to $4.2 billion. The authorization does not have a time limit and any share repurchases will be dependent on Seagate’s financial position, results of operations, available cash, cash flow, capital requirements, distributable reserves, and other factors deemed relevant by the Company.

Investor Communications
Seagate management will hold a public webcast today at 1:30 p.m. Pacific / 4:30 p.m. Eastern that can be accessed on its Investor Relations website at investors.seagate.com.

An archived audio webcast of this event will be available on Seagate’s Investor Relations website at investors.seagate.com shortly following the event conclusion.

About Seagate
Seagate crafts the datasphere, helping to maximize humanity’s potential by innovating world-class, precision-engineered data management solutions with a focus on sustainable partnerships. Learn more about Seagate by visiting www.seagate.com or following us on Twitter, Facebook, LinkedIn, YouTube, and subscribing to our blog.

© 2020 Seagate Technology LLC. All rights reserved. Seagate, Seagate Technology, and the Spiral logo are registered trademarks of Seagate Technology LLC in the United States and/or other countries.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical fact. Forward-looking statements include, among other things, statements about the Company’s plans, strategies and prospects, financial outlook for future periods, including the fiscal second quarter 2021, expectations regarding the Company’s products, our ability to ramp production, storage industry trends and market demand, shifts in technology, the Company’s ability to meet market and industry expectations and the effects of these future trends, the possible effects of the economic conditions worldwide resulting from the COVID-19 pandemic, and expectations on the Company’s business as well as dividend issuance plans for the fiscal quarter ending January 1, 2021 and beyond. Forward-looking statements generally can be identified by words such as “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “should,” “may,” “will,” "will continue," "can," "could" or the negative of these words, variations of these words and comparable terminology. Information concerning risks, uncertainties and other factors that could cause results to differ materially from the expectations described in this press release include, among others, those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended July 3, 2020 filed with the U.S. Securities and Exchange Commission (“SEC”) on August 7, 2020. Undue reliance should not be placed on the forward-looking statements in this press release, which are based on information available to us on, and which speak only as of, the date hereof. The Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, unless required by applicable law.

The inclusion of Seagate’s website addresses in this press release are provided for convenience only. The information contained in, or that can be accessed through, Seagate’s websites and social media channels are not part of this press release.

SEAGATE TECHNOLOGY PLC
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions)

	October 2, 2020	July 3, 2020
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$1,664	$1,722
Accounts receivable, net	866	1,115
Inventories	1,323	1,142
Other current assets	141	135
Total current assets	3,994	4,114
Property, equipment and leasehold improvements, net	2,167	2,129
Goodwill	1,237	1,237
Other intangible assets, net	45	58
Deferred income taxes	1,125	1,120
Other assets, net	294	272
Total Assets	$8,862	$8,930
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$1,795	$1,808
Accrued employee compensation	157	224
Accrued warranty	64	69
Current portion of long-term debt	25	19
Accrued expenses	603	602
Total current liabilities	2,644	2,722
Long-term accrued warranty	78	82
Other non-current liabilities	181	183
Long-term debt	4,138	4,156
Total Liabilities	7,041	7,143

Total Equity	1,821	1,787
Total Liabilities and Equity	$8,862	$8,930

SEAGATE TECHNOLOGY PLC
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In millions, except per share data)
(Unaudited)

	For the Three Months Ended
	October 2, 2020	October 4, 2019
Revenue	$2,314	$2,578

Cost of revenue	1,718	1,907
Product development	223	255
Marketing and administrative	118	122
Amortization of intangibles	3	4
Restructuring and other, net	1	17
Total operating expenses	2,063	2,305

Income from operations	251	273

Interest income	1	11
Interest expense	(50)	(55)
Other, net	19	(31)
Other expense, net	(30)	(75)

Income before income taxes	221	198
Benefit for income taxes	(2)	(2)
Net income	$223	$200

Net income per share:
Basic	$0.87	$0.75
Diluted	0.86	0.74
Number of shares used in per share calculations:
Basic	257	266
Diluted	259	270

Cash dividends declared per ordinary share	$0.65	$0.63

SEAGATE TECHNOLOGY PLC
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)

	For the Three Months Ended
	October 2, 2020	October 4, 2019
OPERATING ACTIVITIES
Net income	$223	$200
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	99	92
Share-based compensation	28	26
Deferred income taxes	(18)	(12)
Other non-cash operating activities, net	(8)	44
Changes in operating assets and liabilities:
Accounts receivable, net	249	(77)
Inventories	(181)	(65)
Accounts payable	(24)	281
Accrued employee compensation	(67)	(20)
Accrued expenses, income taxes and warranty	(21)	(7)
Other assets and liabilities	17	(6)
Net cash provided by operating activities	297	456
INVESTING ACTIVITIES
Acquisition of property, equipment and leasehold improvements	(111)	(147)
Proceeds from sale of investments	11	—
Purchases of investments	(4)	(4)
Net cash used in investing activities	(104)	(151)
FINANCING ACTIVITIES
Redemption and repurchase of debt	(13)	(645)
Dividends to shareholders	(167)	(170)
Repurchases of ordinary shares	(68)	(450)
Taxes paid related to net share settlement of equity awards	(31)	(37)
Net proceeds from issuance of long-term debt	—	498
Proceeds from issuance of ordinary shares under employee share plans	29	39
Other financing activities, net	(1)	—
Net cash used in financing activities	(251)	(765)
Effect of foreign currency exchange rate changes on cash, cash equivalents and restricted cash	—	(5)
Decrease in cash, cash equivalents and restricted cash	(58)	(465)
Cash, cash equivalents and restricted cash at the beginning of the period	1,724	2,251
Cash, cash equivalents and restricted cash at the end of the period	$1,666	$1,786

Use of non-GAAP financial information

The Company uses non-GAAP measures of adjusted revenue, gross profit, gross margin, operating expenses, income from operations, operating margin, net income, diluted EPS, and free cash flow, which are adjusted from results based on GAAP to exclude certain benefits, expenses, gains and losses. These non-GAAP financial measures are provided to enhance the user’s overall understanding of the Company’s current financial performance and its prospects for the future. Specifically, the Company believes non-GAAP results provide useful information to both management and investors as these non-GAAP results exclude certain benefits, expenses, gains and losses that it believes are not indicative of its core operating results and because it is similar to the approach used in connection with the financial models and estimates published by financial analysts who follow the Company. Free cash flow does not reflect all of the Company’s expenses and non-cash items, and does not reflect the Company’s uses of cash in financing and investing activities.

These non-GAAP results are some of the measurements management uses to assess the Company’s performance, allocate resources and plan for future periods. Reported non-GAAP results should only be considered as supplemental to results prepared in accordance with GAAP, and not considered as a substitute or replacement for, or superior to, GAAP results. These non-GAAP measures may differ from the non-GAAP measures reported by other companies in its industry.

SEAGATE TECHNOLOGY PLC
RECONCILIATIONS OF GAAP TO NON-GAAP MEASURES
(In millions, except per share amounts and gross margin)
(Unaudited)

	For the Three Months Ended
	October 2, 2020	October 4, 2019
GAAP Gross Profit	$596	$671
Accelerated depreciation, impairment and other charges related to cost saving efforts	2	—
Amortization of acquired intangible assets	9	10
Share-based compensation	7	7
Non-GAAP Gross Profit	$614	$688

GAAP Gross Margin	25.8%	26.0%
Non-GAAP Gross Margin	26.5%	26.7%

GAAP Operating Expenses	$345	$398
Amortization of acquired intangible assets	(3)	(3)
Restructuring and other, net	(1)	(17)
Share-based compensation	(21)	(19)
Non-GAAP Operating Expenses	$320	$359

GAAP Income From Operations	$251	$273
Accelerated depreciation, impairment and other charges related to cost saving efforts	2	—
Amortization of acquired intangible assets	12	13
Restructuring and other, net	1	17
Share-based compensation	28	26
Non-GAAP Income From Operations	$294	$329

GAAP Operating Margin	10.8%	10.6%
Non-GAAP Operating Margin	12.7%	12.8%

GAAP Net Income	$223	$200
Accelerated depreciation, impairment and other charges related to cost saving efforts	2	—
Amortization of acquired intangible assets	12	13
Restructuring and other, net	1	17
Losses and costs recognized on the modification or early redemption and repurchase of debt	2	30
Strategic investment gains recognized	(31)	—
Share-based compensation	28	26
Other charges	14	—
Income tax adjustments	(9)	(8)
Non-GAAP Net Income	$242	$278

SEAGATE TECHNOLOGY PLC
RECONCILIATIONS OF GAAP TO NON-GAAP MEASURES
(In millions, except per share amounts and gross margin)
(Unaudited)

	For the Three Months Ended
	October 2, 2020	October 4, 2019
Shares used in diluted net income per share calculation	259	270
GAAP Diluted Net Income Per Share	$0.86	$0.74
Non-GAAP Diluted Net Income Per Share	0.93	1.03

GAAP Net Cash Provided by Operating Activities	$297	$456
Acquisition of property, equipment and leasehold improvements	111	147
Free Cash Flow	$186	$309

The Company’s Non-GAAP measures are adjusted for the following items:

Accelerated depreciation, impairment and other charges related to cost saving efforts
These expenses are excluded in the non-GAAP measures due to the inconsistency in amount and frequency and are excluded to facilitate a more meaningful evaluation of the Company’s current operating performance and comparison to its past periods’ operating performance.

Amortization of acquired intangible assets
The Company records expense from amortization of intangible assets that were acquired in connection with its business combinations over their estimated useful lives. Such charges are inconsistent in size and are significantly impacted by the timing and magnitude of the Company’s acquisitions. Consequently, these expenses are excluded in the non-GAAP measures to facilitate a more meaningful evaluation of its current operating performance and comparison to its past periods’ operating performance.

Share-based compensation
These expenses consist primarily of expenses for employee share-based compensation. Given the variety of equity awards used by companies, the varying methodologies for determining share-based compensation expense, the subjective assumptions involved in those determinations, and the volatility in valuations that can be driven by market conditions outside the Company’s control, the Company believes excluding share-based compensation expense enhances the ability of management and investors to understand and assess the underlying performance of its business over time and compare it against the Company’s peers, a majority of whom also exclude share-based compensation expense from their non-GAAP results.

Restructuring and other, net
Restructuring and other, net are costs associated with restructuring plans that are primarily related to costs associated with reduction in the Company’s workforce, exiting certain facilities and other related costs. These also exclude charges or gains from sale of properties. These costs or benefits do not reflect the Company’s ongoing operating performance and consequently are excluded from the non-GAAP measures to facilitate a more meaningful evaluation of its current operating performance and comparison to its past periods’ operating performance.

Losses and costs recognized on the modification or early redemption and repurchase of debt
From time to time, the Company incurs losses and fees from the early redemption and repurchase of certain long-term debt instruments. The losses represent the difference between the reacquisition costs and the par value of the debt extinguished. Other fees include any new fees associated with a modification and the write-off of any unamortized debt issuance costs associated with an extinguishment of debt. The amount of these charges may be inconsistent in size and varies depending on the timing of the repurchase of debt and consequently is excluded from the non-GAAP measures to facilitate a more meaningful evaluation of its current operating performance and comparison to its past periods’ operating performance.

Strategic investment gains recognized
From time to time, the Company incurs losses or gains from strategic investments accounted for under the equity method of accounting or records downward or upward adjustments on cost basis investments if an impairment or observable price adjustment is recognized in the current period that are not considered as part of its ongoing operating performance. The resulting expense or gain is inconsistent in amount and frequency and consequently is excluded from the non-GAAP measures to facilitate a more meaningful evaluation of its current operating performance and comparison to its past periods’ operating performance.

Other charges
The other charges primarily include write-offs related to an internal reorganization. These charges are inconsistent in amount and frequency and are excluded in the non-GAAP measures to facilitate a more meaningful evaluation of its current operating performance and comparison to its past periods’ operating performance.

Income tax adjustments
Provision or benefit for income taxes represents the tax effects of non-GAAP adjustments determined using a hybrid with and without method and effective tax rate for the applicable adjustment and jurisdiction.

Free cash flow
Free cash flow is a non-GAAP measure defined as net cash provided by operating activities less acquisition of property, equipment and leasehold improvements. This non-GAAP financial measure is used by management to assess the Company's sources of liquidity, capital structure and operating performance.